UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 17, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware               1-8400           75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 1.01.  Entry into a Material Definitive Agreement.

On November 17, 2005, AMR Corporation (the Company) entered into an Underwriting Agreement (the Underwriting Agreement) with UBS Securities LLC (the Underwriter) relating to the issuance and sale of 13,000,000 (the 11/17/05 Shares) shares of the Company's common stock, par value $1.00 per share (the Common Stock), at an offering price to the public of $17.25 per share. The Company has granted the Underwriter a 30-day option to purchase an additional 1,950,000 shares of Common Stock (together with the 11/17/05 Shares, the Shares), at the same price per share paid to the Company for the 11/17/05 Shares, to cover over-allotments, if any. The closing of the offering, which is subject to customary closing conditions, is expected to occur on November 23, 2005.

The shares of Common Stock will be issued pursuant to the Company's shelf registration statement (the Registration Statement) on Form S-3 (File Nos. 333-110760 and 333-110760-01),
which was declared effective by the Securities and Exchange Commission on December 17, 2003.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this report), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption "Underwriting" contained in the Company's Prospectus Supplement dated November 17, 2005 to the Prospectus dated December 17, 2003, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP, relating to the legality of the Shares is filed as
Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP relating to certain tax matters with respect to the Shares is filed as Exhibit 8.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.


Item 9.01.  Financial Statements and Exhibits.

      (d) Exhibits

     1.1 Underwriting Agreement dated November 17, 2005 between AMR Corporation and UBS Securities LLC

     5.1  Opinion of Debevoise & Plimpton LLP

     8.1  Opinion of Debevoise & Plimpton LLP

    23.1  Consent  of  Debevoise & Plimpton LLP  (contained  in
          Exhibit 5.1)

    23.2  Consent  of  Debevoise & Plimpton LLP  (contained  in
          Exhibit 8.1)










                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 21, 2005






                          EXHIBIT INDEX


Exhibit        Description


1.1       Underwriting Agreement dated November 17, 2005  between
          AMR Corporation and UBS Securities LLC

5.1       Opinion of Debevoise & Plimpton LLP

8.1       Opinion of Debevoise & Plimpton LLP

23.1      Consent of Debevoise & Plimpton LLP (contained in
          Exhibit 5.1)

23.2      Consent  of  Debevoise & Plimpton  LLP  (contained  in
          Exhibit 8.1)